EXHIBIT 99.2

                             JOINT FILER INFORMATION

Name:  GSC Active Partners Holdings, L.P.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]

                          GSC ACTIVE PARTNERS HOLDINGS, L.P.

                          By:      GSC Active Partners, Inc.
                                   its general partner

                          By:  /s/ Andrew J. Wagner              10/29/07
                               ------------------------          --------
                               Name:  Andrew J. Wagner            Date
                               Title: Senior Managing Director,
                                      CFO and Treasurer


                             JOINT FILER INFORMATION

Name:  GSC Active Partners, Inc.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]

                          GSC ACTIVE PARTNERS, INC.


                          By:  /s/ Andrew J. Wagner              10/29/07
                               ------------------------          --------
                               Name:  Andrew J. Wagner            Date
                               Title: Senior Managing Director,
                                      CFO and Treasurer



                             JOINT FILER INFORMATION

Name:  Robert F. Cummings, Jr. and Joseph H. Wender

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: October 1, 2006

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]

                          By:  Andrew J. Wagner                  10/29/07
                               ------------------------          --------
                               As Attorney in Fact*               Date

                          By:  /s/ Robert A. Hamwee              10/30/2007
                               ------------------------          --------
                               As Attorney in Fact*               Date

                         *Attorneys-in-Fact under Power of Attorney dated
                          February 14, 2007 (attached as Exhibit 24 of this filing).